EXHIBIT 10.56

                           MEMBERSHIP PLEDGE AGREEMENT

        This Membership Pledge Agreement is made this December 1, 1996, by and between Contour Development Company, L.L.C., a Colorado limited liability company, ("DEBTOR") and U.S. ENERGY CORP., a Wyoming corporation, and CRESTED CORP., a Colorado corporation, (together "USECC") ("SECURED PARTY").

RECITALS

        A. Debtor has executed and delivered to Secured Party two promissory notes in the forms attached hereto as Exhibits "A" and "B" (the "Notes").

        B. Debtor desires to give, and Secured Party has requested that Debtor give, Secured Party a security interest in collateral to secure payment of all obligations now due or which may become due under the Notes.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing Recitals, the covenants set forth herein, and subject to the conditions set forth herein, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows.

                                   SECTION ONE
                          PLEDGE OF MEMBERSHIP INTEREST

        To secure the payment and full performance of Debtor's obligations under the Notes, Debtor hereby assigns, transfers to, and pledges with Secured Party, all outstanding membership interests of Debtor in Tenderfoot Properties, L.L.C., a Colorado limited liability company (the "Company"), whether original issue, redeemed or reacquired, delivered or to be delivered, and any other property hereafter added thereto or substituted or exchanged therefor, together with any and all membership rights, rights to subscribe, voting rights, liquidating dividends, member distributions, new securities, or other property to which Debtor is or may hereafter become entitled to receive an account of their membership interests in the Company (the "MEMBERSHIP INTERESTS"). In the event that Debtor receives additional property on account of the Membership Interests, Debtor shall immediately deliver such additional property to Secured Party to be held by Secured Party hereunder in the same manner as the Membership Interests originally pledged.



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                                                                   EXHIBIT 10.56

                                   SECTION TWO
                       ADVANCES AND COSTS OF SECURED PARTY

         Debtor shall pay prior to delinquency all taxes, assessments, and other charges and liens against the Membership Interests. On the failure of Debtor to do so, Secured Party, at its option, may pay any of such taxes, assessments, charges, or liens for Debtor's account. All advances, charges, costs, and expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in exercising any rights, powers, or remedies conferred on Secured Party by this Membership Pledge Agreement, or in the enforcement thereof, shall be secured hereunder and shall be paid to Secured Party by Debtor immediately and without demand, and with interest thereon at then highest prevailing interest rate set forth in the Notes.

                                  SECTION THREE
                               TITLE TO COLLATERAL

        Debtor hereby warrants absolute ownership of the Membership Interests, free and clear of all liens and encumbrances. Debtor represents and warrants that following consummation of the Master Resolution Agreement between the parties, the parties owning membership interests in the Company, and their percentage ownerships, will be:

        Debtor                                     73%
        Gunnison Center Properties, L.L.C.         27%

                                  SECTION FOUR
                        RISK OF LOSS; REPORTS; INSPECTION

        The Membership Interests shall be held by Secured Party at the risk and expense of Debtor. While this Membership Pledge Agreement continues in effect, Debtor shall provide quarterly reports to Secured Party setting froth in reasonable detail the activities and business of the Company during the preceding calendar quarter and the financial condition of the Company as of the end of such calendar quarter. Each such report shall be signed by an officer or Member of Debtor having knowledge of the Debtor's and the Company's activities, business and financial condition and shall include a statement to the effect that the Company is not in default under any agreement or obligation relating to the Company's principal business, i.e., the development of Lot 17 in the Gunnison Center/Meadows subdivision Phase 1R in Gunnison, Colorado, and Debtor is not in default of any of the terms, covenants, or conditions of the Membership Pledge Agreement, or, if any such default exists, specifying the nature of such default with reasonable particularity sufficient to enable Secured Party to understand the effect thereof (actual or potential) on the Company's business, prospects, and financial condition and on the value and enforceability of the security interest in the Membership Interests and any additional collateral or other security given to Secured Party pursuant to the terms of this Pledge Agreement. Secured Party shall have the same right of inspection as any Member of the Company pursuant to Section 5.2 of the Company's Operating Agreement as in effect on the date hereof.

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                                                                   EXHIBIT 10.56


                                  SECTION FIVE
                      RIGHTS OF SECURED PARTY IN COLLATERAL

        In the event that Debtor defaults on its obligations to Secured Party under either or both of the Notes, at any time, with or without notice, and at the expense of Debtor, Secured Party, in its name or in the name of its nominee or in the name of the Debtor, may, but shall not be obligated to,:

        1. Collect by legal proceedings or otherwise all dividends, interest, distributions, principal payments and other sums now or hereafter payable on or on account of the Membership Interests.

        2. Enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the Membership Interests. In connection therewith, Secured party may deposit or surrender control of the Membership Interests, accept other property in exchange for the Membership Interests and do and perform all such acts as Secured Party may deem proper as may be proper under the law. Any money or other property received in exchange for the Membership Interests shall be applied to the indebtedness or thereafter held by Secured Party pursuant to the provisions hereof.

        3. Make any compromise or settlement that Secured Party deems desirable or proper with reference to the Membership Interests.

        4. Insure, protect, and preserve the Membership Interests.

        5. Cause the Membership Interests to be transferred into the name of Secured Party or into the name of its nominee.

        6. Exercise as to the Membership Interests all the rights, powers, and remedies of an owner, including the right to vote the Membership Interests held by Secured Party pursuant to this Pledge Agreement.

                                   SECTION SIX
                 RIGHTS OF SECURED PARTY REGARDING INDEBTEDNESS

        Debtor authorizes Secured Party, upon default, with notice and demand, but without affecting the liability of Debtor hereunder, from time to time to:

        1. Take and hold security in addition to and other than the Membership Interests to secure Debtor's obligations to Secured Party, or any part thereof, and exchange, enforce, waive, and release that additional collateral, the Membership Interests, or any part thereof or any other such security.


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                                                                   EXHIBIT 10.56

        2. Apply the Membership Interests or other security and direct the order or manner of sale thereof as Secured Party in its discretion may determine.

        3. Release Debtor or any other parties from any obligations due Secured Party.

                                  SECTION SEVEN
                               NEGATIVE COVENANTS

        For so long as any portion of the obligations due under the Notes remains due, Debtor shall:

        1. Not vote the Membership Interests in favor of any amendment to the Articles of Organization or the Operating Agreement of the Company in any material respect that would affect the security interest in the Membership Interests granted herein;

        2. Not vote the Membership Interests in favor of dissolution, merger, reorganization or insolvency of the Company or take any action which would render the Company insolvent;

        3. Not permit the Company to incur indebtedness for borrowed funds, with the exception of HUD loan or loans in an amount not to exceed $6,000,000;

        4. Not permit the Company to sell or exchange Lot 17 in the Gunnison Center/Meadows subdivision in Gunnison, Colorado, or any improvements or structures thereon, except residential leasing in the ordinary course of business;

        5. Not permit the Company to issue new membership interests in the Company that would result in the dilution of the percentage ownership of Debtor in the Company, unless (i) such new membership interests are issued to increase the capital of the Company, and (ii) after such issuance, the Membership Interests continue to represent a controlling interest in the Company;

        6. Not permit the Company to declare or pay and dividend or distribution to members, unless any such distribution is made ratably to the Membership Interests and the proceeds therefrom are made subject to the Secured Party's security interest granted herein; and

        7. Not receive any compensation as Manager of the Company, beyond reimbursement of reasonable expenses incurred in the conduct of Company business, without ratification by the Secured Party; however, Secured Party acknowledges that Debtor shall be under contract with the Company to provide construction management and development services for compensation.


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                                                                   EXHIBIT 10.56

                                  SECTION EIGHT
                                     DEFAULT

        Default hereunder shall occur on the happening of any one or more, of the following events:

        1. Failure of Debtor to keep or perform any of the terms or provisions of this Membership Pledge Agreement, or any agreement or promissory note between Debtor and Secured Party.

        2. Default by Debtor in the payment of principal or interest when due of any of the obligations owing to Secured Party under the Notes.

        3. Any deterioration or impairment of the Membership Interests or any part thereof or any decline or depreciation in the value or market price thereof, whether actual or reasonably anticipated, that causes the Membership Interests to become unsatisfactory in character or value.

        4. Levy of any attachment, execution, or other process against Debtor or any of the Membership Interests.

        5. Dissolution, liquidation, insolvency, failure in business, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the U.S. Bankruptcy Code of, by, or against Debtor or the Company.

                                  SECTION NINE
                                    REMEDIES

        On the happening of any default hereunder, Secured Party may then or at any time thereafter, at its election, apply, setoff, collect, or sell in one or more sales, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Membership Interests in such order as Secured Party may elect, including a sale to itself. Any such sale may be made either at a public or private sale and may be conducted at the place of business of Secured Party or elsewhere. Any sale hereunder may be conducted by an auctioneer or any officer, employee, attorney or agent of Secured Party. Secured Party may be the purchaser of any or all the Membership Interests. Secured Party shall have all additional remedies that are conferred on it as a Secured Party under the Uniform Commercial Code or by other applicable laws of the State of Colorado. All remedies available to Secured Party are non-exclusive and may be exercised from time to time and in combination or separately, and the exercise of any available remedy shall not prejudice or otherwise adversely affect any other remedy or right of Secured Party, including the right to realize upon other security now or hereafter held.

        Proceeds of the sale of any of the Membership Interests and all sums received or collected by Secured Party from or on account of the Membership Interests shall be applied by Secured

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                                                                   EXHIBIT 10.56

Party to the payment of expenses incurred or paid by Secured Party in connection with any sale, transfer, or delivery of the Membership Interests, to the payment of any other cost, charges attorneys' fees, or expenses mentioned herein, and to the payment or discharge of the obligations of Debtor to Secured Party, or any part thereof, all in such order and manner as in its discretion Secured Party may determine. Secured Party may at any time deliver the Membership Interests or any part thereof to Debtor, and the receipt by Debtor shall be a complete and full discharge of Secured Party from any claim or obligation for the Membership Interests so delivered, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

                                   SECTION TEN
                             WAIVER BY SECURED PARTY

        The rights, powers, and remedies given to Secured Party by this Membership Pledge Agreement shall be in addition to all rights, powers, and remedies given to Secured Party by virtue of the Uniform Commercial Code or any other law of the State of Colorado. Any forbearance, failure, or delay by Secured Party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy hereunder shall not preclude the further exercise thereof. Every right, power, and remedy of Secured Party shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing executed by Secured Party.

                                 SECTION ELEVEN
                               NOTICES AND DEMANDS

        Secured Party shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of indebtedness held by Secured Party and secured by the Membership Interests, or in connection with any obligations or evidences of indebtedness that constitute in whole or in part the obligations of Debtor secured hereunder.

                                 SECTION TWELVE
                                TERM OF AGREEMENT

        This Membership Pledge Agreement is a continuing agreement, and all the rights, powers, and remedies hereunder shall apply to all past, present, and future obligations of Debtor to Secured Party, including any indebtedness arising under successive transactions that shall either continue the obligations, increase or decrease them, or from time to time create new obligations after all or any prior obligations have been satisfied, and notwithstanding any merger, consolidation, reorganization, liquidation, dissolution, or bankruptcy of Debtor or Secured Party. Until all indebtedness is paid in full, the power of sale and all other rights, powers, and remedies granted to Secured Party by this Agreement shall continue in effect

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                                                                   EXHIBIT 10.56

until all obligations secured hereby have been satisfied in full or are no longer otherwise valid.

                                SECTION THIRTEEN
                          GOVERNING LAW; ATTORNEYS FEES

          This Membership Pledge Agreement shall be governed by and construed according to the laws of the State of Colorado. Both parties agree that, should either party default in any of the covenants or agreements herein contained, the prevailing party in litigation shall be entitled to recover all costs and expenses, including reasonable attorney's fees, which may arise or accrue from enforcing this Agreement, any agreement or instrument entered into pursuant hereto, or in pursuing any remedy provided hereunder or by applicable law, whether incurred in litigation, nonjudicial proceedings or bankruptcy proceedings.

                                SECTION FOURTEEN
             FURTHER ASSURANCES; MODIFICATIONS; AND IMPLIED WAIVERS

        To further assure the full performance of the obligations set forth herein, the parties shall, upon the reasonable request of either of them, from time to time execute and deliver all further instruments or assurances which may be required or appropriate, such as one or more financing statements or extensions thereof. No change, addition or erasure of any portion of this Agreement shall be valid or binding upon either party unless evidenced in a separate, subsequent document signed by the party charged with such change, addition or erasure. It is declared by both parties that there are no oral or other agreements or understandings between them affecting this Agreement except as may be reduced to writing. The failure of either party at any time to require performance by the other party of any provision hereof shall in no way affect the full right to require such performance at any time thereafter. Nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

        IN WITNESS WHEREOF, the parties have set their hands as of the date first above written.

Secured Party:                               Debtor:
U. S. Energy Corp./Crested Corp.             Contour Development Company, L.L.C.



By    /s/ Max T. Evans                       By:   /s/  Val L. Olsen
     ----------------------------------           ------------------------------
Its   SECRETARY/PRESIDENT, RESPECTIVELY      Its:  MANAGING MEMBER


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